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                                                                    EXHIBIT 10.6

                               TIGERA GROUP, INC.

                Agreement Relating to Nonqualified Stock Options

                   Pursuant to the 1991 Stock Incentive Plan


                           --------------------------


                 Option granted as of November 15, 1995 (hereinafter referred to as the "Date of Grant"), by TIGERA GROUP, INC. (the "Corporation") to _________________ (the "Grantee"):

                 1. DEFINITIONS. The following terms, as used herein, shall have the meanings set forth below:

                          (a)  "Cause" shall mean by reason of any of the
following: (A) the Grantee's conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing harm to the Corporation or any of its Subsidiaries or affiliates (whether or not for personal gain) or involving acts of moral turpitude, (B) the Grantee's repeated intoxication by alcohol or drugs during the performance of his or her duties, (C) malfeasance in the conduct of the Grantee's duties involving misuse or diversion of the Corporation's (or its affiliates') funds, embezzlement or willful and material misrepresentations or concealments on any written reports submitted to the Corporation (or its affiliates), (D) repeated material failure by the Grantee to perform the duties of his or her employment, (E) material failure by the Grantee to follow or comply with the reasonable and lawful written directives of the Board of Directors of the Corporation or the Grantee's immediate supervisor, or (F) a material breach by the Grantee of any written agreement between the Grantee and the Corporation (or its affiliates).

                          (b)  "Code" shall mean the Internal Revenue Code
of 1986, as amended.

                          (c)  "Committee" shall mean the committee
established by the Board of Directors of the Corporation pursuant to the Plan to administer the Plan.

                          (d)  "Fair Market Value" shall mean (i) If the
principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten
(10) business days preceding the applicable date; or, (ii) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such
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quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or, (iii) In the event that neither subparagraph (i) nor (ii) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined by the Committee.

                          (e)  "Incentive Stock Option" shall mean an option
that is intended to qualify for special federal income tax treatment under
Section 421 and 422 of the Code.

                          (f)  "Nonqualified Stock Option" shall mean an
option that is not an Incentive Stock Option.

                          (g)  "Notice" shall have the meaning set forth in
Section 4(c) hereof.

                          (h)  "Option" shall have the meaning set forth in
Section 2 hereof.

                          (i)  "Option Period" shall have the meaning set
forth in Section 4(a) hereof.

                          (j)  "Option Price" shall have the meaning set
forth in Section 3 hereof.

                          (k)  "Plan" shall mean the Corporation's 1991
Stock Incentive Plan.

                          (l)  "Securities Act" shall mean the Securities
Act of 1933, as amended.

                          (m)  "Shares" shall mean shares of the Common
Stock, par value $0.01 per share, of the Corporation.

                          (n)  "Subsidiary" shall mean any direct or
indirect majority-owned subsidiary of the Corporation.


                 2.  THE OPTION.

                          (a) The Corporation hereby grants to the Grantee,
effective on the Date of Grant, a stock option (the "Option") to purchase, on the terms and conditions herein set forth, up to ______ of the Corporation's fully paid, non-assessable Shares at the option exercise price set forth in
Section 3 below.





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                          (b)  The Option is granted pursuant to the Plan, a
copy of which is delivered herewith by the Corporation and receipt thereof is acknowledged by the Grantee. The Option and this Option Agreement are subject in all respects to the terms and conditions of the Plan, which terms and conditions are incorporated herein by reference and which the Grantee is by acceptance of the Option deemed to accept.

                          (c)  The Option is an Nonqualified Stock Option.


                 3. THE PURCHASE PRICE. The purchase price of the Shares shall be $0.885 per share (the "Option Price").


                 4.  EXERCISE OF OPTION.

                          (a)  Except as otherwise provided in the Plan and
this Option Agreement, the Option is exercisable over a period of ten years from the Date of Grant (the "Option Period") in accordance with the following schedule:

                                                 PERCENT OF SHARES SUBJECT
        DATE                                     TO OPTION PURCHASABLE
From the Date of Grant to the
first anniversary of the Date of Grant.                  33.3%

From the first anniversary of the
Date of Grant to the second
anniversary.                                             66.7%

From the second anniversary of the
Date of Grant to the expiration
of the Option.                                            100%


The Option may be exercised from time to time during the Option Period as to the total number of Shares allowable under this Section 4(a), or any lesser amount thereof, as long as the Grantee performs services as an officer, director, employee or consultant for the Corporation or any of its Subsidiaries. If the Grantee ceases to perform such services for any such entity for any reason other than (i) the Grantee's death or disability or (ii) the Grantee's termination for cause, than this Option may be exercised during the period of ninety (90) days after the date such performance ceases (unless the Committee, in its discretion, shall specify a longer period), to the extent that (i) the right to exercise this Option has accrued on such date and (ii) the Option Period has not expired. If the Grantee shall die or become disabled within the meaning of Section 22(e)(3) of the Code while still performing such services for the Corporation or





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any of its Subsidiaries, this Option shall be exercisable to the extent that the right to exercise this Option has accrued on the date of the Grantee's death or the date he or she first became disabled, as the case may be, and may be exercised during the period commencing on the date of the Grantee's death or the date he or she first becomes disabled, as the case may be, and ending on the earlier of the first anniversary of such date and the expiration of the Option Period after which period this Option shall expire and shall cease to be exercisable. In the event of the death of the Grantee, this Option may be exercised by the person or persons entitled to do so under the Grantee's will (a "legatee"), or, if the Grantee shall fail to make testamentary disposition of this Option, or shall die intestate, by the Grantee's legal representative (a "legal representative"). In the event that the Grantee's services to the Corporation or any Subsidiary are terminated for Cause, this Option (or any unexercisable portion thereof) shall expire on the date of such termination and shall cease to be exercisable.

                          (b)  If this Option shall extend to 100 or more
Shares, then this Option may not be exercised for less than 100 Shares at any one time, and if this Option shall extend to less than 100 Shares, then this Option must be exercised for all such Shares at one time.

                          (c)  Not less than five days nor more than thirty
days prior to the date upon which all or any portion of the Option is to be exercised, the person entitled to exercise the Option shall deliver to the Corporation written notice in substantially the form attached as an Exhibit hereto (the "Notice") of his election to exercise all or a part of the Option, which Notice shall specify the date for the exercise of the Option and the number of Shares in respect of which the Option is to be exercised. The date specified in the Notice shall be a business day of the Corporation.

                          (d)  On the date specified in the Notice, the person
entitled to exercise the Option shall pay to the Corporation the Option Price of the Shares in respect of which the Option is exercised and the amount of any applicable Federal and/or state withholding tax or employment tax. The Option Price shall be paid in full at the time of purchase, (i) in cash or by check
(ii) with shares of the Common Stock of the Corporation which have been owned by the Grantee for at least six months prior to the exercise of the Option or
(iii) if and to the extent the Corporation may lawfully do so, by delivery of a promissory note for same or all of that portion of the Option Price exceeding the amount determined to be capital pursuant to Section 145 of the DelawareGeneral Corporation Law, the terms of which note shall be determined by the Committee. The value of any shares of Common Stock delivered by the Grantee in payment of the Option Price shall be the Fair Market Value of such shares. If





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the Option is exercised in accordance with the provisions of the Plan and this Option Agreement, the Corporation shall deliver to such person certificates representing the number of Shares in respect of which the Option is being exercised which Shares or other securities shall be registered in his or her name.

                          (e)     This Option is not exercisable after the
expiration of ten years from the Date of Grant.

                          (f)  Notwithstanding the provisions of subsection
4(a), in the event of the dissolution, liquidation, merger (but only if the Corporation is not the surviving entity in such merger) or consolidation of the Corporation, or the sale of all or substantially all of its assets, during the term hereof, the Option shall become immediately exercisable at the election of the Grantee as to all or any part of the Shares not theretofore issued and sold hereunder. The Corporation shall provide the Grantee with at least 30 days' notice of the consummation of any of the events referred to in the preceding sentence, during which period the Grantee may so exercise the Option.


                 5.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

                          (a)  The Grantee represents and warrants that he is
acquiring this Option and, in the event this Option is exercised, the Shares, for investment, for his or her own account and not with a view to the distribution thereof, and that he or she has no present intention of disposing of this Option or the Shares or any interest therein or sharing ownership thereof with any other person or entity.

                          (b)  The Grantee agrees that he or she will not
offer, sell, hypothecate, transfer or otherwise dispose of any of the Shares unless either:

                          (i) A registration statement covering the Shares which are to be so offered has been filed with the Securities and Exchange Commission pursuant to the Securities Act and such sale, transfer or other disposition is accompanied by a prospectus relating to a registration statement which is in effect under the Securities Act covering the Shares which are to be sold, transferred or otherwise disposed of and meeting the requirements of Section 10 of the Securities Act; or

                          (ii) Counsel satisfactory to the Corporation renders a reasoned opinion in writing and addressed to the Corporation, satisfactory in form and substance to the Corporation and its counsel, that in the opinion of such counsel such proposed sale, offer, transfer or other disposition of the Shares is exempt from the





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                 provisions of Section 5 of the Securities Act in view of the circumstances of such proposed offer, sale, transfer or other disposition.

                          (c)  The Grantee acknowledges that (i) the Shares and
this Option constitute "securities" under the Securities Act and/or the Securities Exchange Act of 1934, as amended, and/or the Rules and Regulations promulgated under said acts; (ii) the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and (iii) the Corporation is not under any obligation with respect to the registration of the Shares.

                          (d)  The Grantee acknowledges and agrees that the
certificate or certificates representing the Shares shall have an appropriate legend referring to the terms of this Option.

                          (e)  The Grantee acknowledges and agrees that he or
she, or his or her legatee or legal representative, as the case may be and as defined above, may be required to make an appropriate representation at the time of any exercise of this Option in form and substance similar to the representations contained herein, relating to the Shares then being purchased.

                          (f)  The Grantee acknowledges that, in the event he
ceases to perform services for the Corporation or its Subsidiaries, his or her rights to exercise this Option are restricted as set forth in Section 4(a) above.


                 6. SUCCESSORS AND ASSIGNS. This Option Agreement shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation and, to the extent herein provided, shall be binding upon and inure to the benefit of the Grantee's legatee or legal representative, as defined above.



                 7.  ADJUSTMENT OF OPTIONS.

                          (a)     The number of Shares issuable upon exercise
of this Option, or the amount and kind of other securities issuable in addition thereto or in lieu thereof upon the occurrence of the events specified in
Section 1.5 of the Plan, shall be determined and subject to adjustment, as the case may be, in accordance with the procedures therein specified.

                          (b)  Fractional shares resulting from any adjustment
in options pursuant to this Section may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment in this Option shall be given by the Corporation to the holder of this Option and such adjustment (whether or not





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such notice is given) shall be effective and binding for all purposes of the
Plan.


                 8. EXERCISE AND TRANSFERABILITY OF OPTION. During the lifetime of the Grantee, this Option is exercisable only by him or her and shall not be assignable or transferable by him or her and no other person shall acquire any rights therein. If the Grantee, while still employed by the Corporation or any of its Subsidiaries, shall die within the Option Period, his or her legatee or legal representative shall have the rights provided in
Section 4(a) above.

                 9. GENERAL PROVISIONS. Nothing contained in this Option Agreement shall confer upon the Grantee any right to continue in the employ of the Corporation or shall in any way affect the right and power of the Corporation to dismiss or otherwise terminate the employment of the Grantee at any time for any reason with or without cause. This Option Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within such state.

                 If the foregoing is in accordance with the Grantee's understanding and accepted and agreed by the Grantee, the Grantee may so confirm by signing and returning the duplicate of this Option Agreement provided for that purpose.


                                     TIGERA GROUP, INC.




                                     By
                                       ------------------------------
                                       Title:



The foregoing is in accordance with my understanding and is hereby confirmed and agreed to as of the Date of Grant.




                                     --------------------------------
                                     Name





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EXHIBIT


                               NOTICE OF EXERCISE


DATE


                 The undersigned hereby gives notice to Tigera Group, Inc., a Delaware corporation (the "Company"), of his intention to exercise his right to purchase the number of Shares set forth below of the Common Stock of the Company, at the exercise price and on the date set forth below, pursuant to the Incentive Stock Option (the "Option") granted to the undersigned on November 15, 1995, and to pay the purchase price thereof, plus any applicable federal or state withholding or employment taxes, by means of [the undersigned's check] which the undersigned is delivering to the Company herewith pursuant to the terms of the Option.


Print Name:
           ----------------------------------

Date of Exercise:
                 ----------------------------

Number of Shares
   to be Purchased:
                   --------------------------

Exercise Price Per Share:
                         --------------------

Aggregate Exercise Price:
                         --------------------



                              ------------------------------------
                              (Signature)





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